LEGG MASON PARTNERS INSTITUTIONAL TRUST

SMASH Series M Fund

SMASH Series C Fund

SMASH Series EC Fund

(the “funds”)

Supplement Dated March 13, 2009

to the Statement of Additional Information

Dated February 28, 2009

Unless otherwise noted, effective close of business on April 3, 2009 the following information supersedes and replaces any contrary information in the funds’ Statement of Additional Information:

Transfer Agent

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.